                                                              EXHIBIT (h)(10)(i)

[ING FUNDS LOGO]

February 1, 2004

Nick Horvath
DST Systems, Inc.
333 West llth St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING LargeCap Value Fund, a new series of ING Equity Trust, (the "New Fund"), effective February 1, 2004, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned fund to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

         The AMENDED AND RESTATED EXHIBIT A has also been updated by the removal of ING Large Company Value Fund and ING VP Large Company Value Portfolio which were recently dissolved.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Fund, by signing below.

                                              Very sincerely,

                                              /s/ Robert S. Naka
                                              Robert S. Naka
                                              Senior Vice President
                                              ING Equity Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By: /s/ Nick Horvath
    ----------------------------------------
Name: Nick Horvath
Title: Director of Operations Duly Authorized

7337 E. Doubletree Ranch Rd.          Tel: 480-477-3000         ING Equity Trust
Scottsdale, AZ 85258-2034             Fax: 480-477-2700
                                      www.ingfunds.com

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                                         TYPE OF               STATE OF                  TAXPAYER
       TAXPAYER/FUND NAME*                            ORGANIZATION           ORGANIZATION                I.D. NO.
       -------------------                            ------------           ------------                ---------
ING CORPORATE LEADERS TRUST FUND                     Trust                   New York                   13-6061925

ING EQUITY TRUST                                     Business Trust          Massachusetts              N/A
  ING Convertible Fund                                                                                  33-0552461
  ING Disciplined LargeCap Fund                                                                         06-1533751
  ING Equity and Bond Fund                                                                              33-0552418
  ING Financial Services Fund                                                                           95-4020286
  ING Growth Opportunities Fund                                                                         04-2886865
  ING LargeCap Growth Fund                                                                              33-0733557
  ING LargeCap Value Fund                                                                               20-0437128
  ING MidCap Opportunities Fund                                                                         06-1522344
  ING MidCap Value Fund                                                                                 86-1048451
  ING Principal Protection Fund                                                                         86-1033467
  ING Principal Protection Fund II                                                                      86-1039030
  ING Principal Protection Fund III                                                                     86-1049217
  ING Principal Protection Fund IV                                                                      82-0540557
  ING Principal Protection Fund V                                                                       27-0019774
  ING Principal Protection Fund VI                                                                      48-1284684
  ING Principal Protection Fund VII                                                                     72-1553495
  ING Principal Protection Fund VIII                                                                    47-0919259
  ING Principal Protection Fund IX                                                                      20-0453800
  ING Real Estate Fund                                                                                  43-1969240
  ING SmallCap Opportunities Fund                                                                       04-2886856
  ING SmallCap Value Fund                                                                               86-1048453
  ING Tax Efficient Equity Fund                                                                         23-2978988

ING FUNDS TRUST                                      Business Trust          Delaware                   N/A
  ING Classic Money Market Fund                                                                         23-2978935
  ING GNMA Income Fund                                                                                  22-2013958
  ING High Yield Bond Fund                                                                              23-2978938
  ING High Yield Opportunity Fund                                                                       33-0715888
  ING Intermediate Bond Fund                                                                            52-2125227
  ING Lexington Money Market Trust                                                                      13-6766350

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

                                                         TYPE OF               STATE OF                  TAXPAYER
              TAXPAYER/FUND NAME*                     ORGANIZATION           ORGANIZATION                I.D. NO.
              -------------------                     ------------           ------------                --------
ING FUNDS TRUST (CONT.)
  ING Money Market Fund                                                                                 86-0955273
  ING National Tax-Exempt Bond Fund                                                                     23-2978941
  ING Strategic Bond Fund                                                                               33-6170208

ING INVESTMENT FUNDS, INC.                           Corporation             Maryland                   N/A
  ING MagnaCap Fund                                                                                     22-1891924

ING INVESTORS TRUST                                  Business Trust          Massachusetts              N/A
  ING American Funds Growth Portfolio                                                                   55-0839555
  ING American Funds Growth-Income Portfolio                                                            55-0839542
  ING American Funds International Portfolio                                                            55-0839952

ING MAYFLOWER TRUST                                  Business Trust          Massachusetts              N/A
  ING Growth + Value Fund                                                                               06-1465531
  ING International Value Fund                                                                          06-1472910

ING MUTUAL FUNDS                                     Business Trust          Delaware                   N/A
  ING Emerging Countries Fund                                                                           33-0635177
  ING Foreign Fund                                                                                      72-1563685
  ING Global Equity Dividend Fund                                                                       55-0839557
  ING Global Real Estate Fund                                                                           86-1028620
  ING International Fund                                                                                22-3278095
  ING International SmallCap Growth Fund                                                                33-0591838
  ING Precious Metals Fund                                                                              13-2855309
  ING Russia Fund                                                                                       22-3430284
  ING Worldwide Growth Fund                                                                             33-0552475

ING PRIME RATE TRUST                                 Business Trust          Massachusetts              95-6874587

ING SENIOR INCOME FUND                               Business Trust          Delaware                   86-1011668

ING VARIABLE INSURANCE TRUST                         Business Trust          Delaware                   N/A
  ING GET U.S. Core Portfolio - Series 1                                                                43-2007006
  ING GET U.S. Core Portfolio - Series 2                                                                41-2107140
  ING GET U.S. Core Portfolio - Series 3                                                                32-0090501
  ING GET U.S. Core Portfolio - Series 4                                                                32-0090502
  ING GET U.S. Core Portfolio - Series 5                                                                32-0090504
  ING GET U.S. Core Portfolio - Series 6                                                                32-0090505
  ING GET U.S. Opportunity Portfolio - Series 1                                                         43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                                         TBD
  ING VP Worldwide Growth Portfolio                                                                     25-6705433

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

                                                        TYPE OF                 STATE OF                 TAXPAYER
              TAXPAYER/FUND NAME*                     ORGANIZATION            ORGANIZATION               I.D. NO.
              -------------------                     ------------            ------------               --------
ING VARIABLE PRODUCTS TRUST                          Business Trust          Massachusetts              N/A
  ING VP Convertible Portfolio                                                                          86-1028318
  ING VP Disciplined LargeCap Fund                                                                      06-6397003
  ING VP Emerging Countries Portfolio                                                                   86-1028317
  ING VP Financial Services Portfolio                                                                   86-1028316
  ING VP Growth + Value Portfolio                                                                       06-6396994
  ING VP Growth Opportunities Portfolio                                                                 06-6493759
  ING VP High Yield Bond Portfolio                                                                      06-6396995
  ING VP International Portfolio                                                                        86-1028314
  ING VP International SmallCap Growth Portfolio                                                        86-1028313
  ING VP International Value Portfolio                                                                  06-6453493
  ING VP LargeCap Growth Portfolio                                                                      86-1028309
  ING VP MagnaCap Portfolio                                                                             06-6493762
  ING VP MidCap Opportunities Portfolio                                                                 06-6493760
  ING VP SmallCap Opportunities Portfolio                                                               06-6397002

ING VP EMERGING MARKETS FUND, INC.                   Corporation            Maryland                    06-1287459

ING VP NATURAL RESOURCES TRUST                       Business Trust         Massachusetts               22-2932678

USLICO SERIES FUND                                   Business Trust         Massachusetts               N/A
  The Asset Allocation Portfolio                                                                        54-1499147
  The Bond Portfolio                                                                                    54-1499901
  The Money Market Portfolio                                                                            54-1499149
  The Stock Portfolio                                                                                   54-1499398

Last Approved: November 11, 2003

*This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.